UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices)

(310) 469-6100

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018 – September 30, 2019

Item 1. Reports to Stockholders.

GRIFFIN CAPITAL
guardians of wealth

Griffin Institutional Access® Real Estate Fund

Annual Report

SEPTEMBER 30, 2019

Electronic Reports Disclosure

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.griffincapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-888-926-2688 or submit a signed letter of instruction requesting paper reports to Griffin Institutional Access Real Estate Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you invest directly with the Fund, by enrolling at www.griffincapital.com.

Table of Contents

Shareholder Letter	2
Portfolio Update	16
Schedule of Investments	18
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	45
Additional Information	46
Trustees’ Consideration and Approval of Renewal of Advisory Agreements	47
Trustees and Officers	50
Privacy Notice	52

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
ANNUAL REPORT 2019

Dear Fellow Shareholders,

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) annual report. Since our semi-annual report, the Fund observed its fifth anniversary and has grown to approximately $3.8 billion in assets under management. We greatly appreciate the support of our shareholders, and we will remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From inception through September 30, 2019, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n):

•	Total cumulative return of 43.82% and a 7.17% annualized return[1]

•	Sharpe ratio of 2.85[1]

•	Standard deviation of 2.17%, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (3.06%)[1]

•	Alpha of 5.14%[1,2]

•	Beta of 0.09[1,2]

Since our last update, market participants have continued to struggle with many of the same topics that have been in focus for the better part of 2019. Trade wars, Federal Open Market Committee (FOMC) policy, and renewed tensions in the Middle East stemming from a terror attack on Saudi oil production. Within this volatility, however, we have continued to find opportunities to generate strong risk-adjusted returns. In fact, the conclusion of the third quarter of 2019 marked the Fund’s 21st consecutive quarter of positive performance.1 Active management has translated into positive returns during the first nine months of the year with load-waived Class A shares generating a total return of 6.79% year to date3 through September 30th. Additionally, the Fund experienced record shareholder inflows year to date. Since the beginning of the year through the end of September, over $1 billion in new equity capital has been raised. We believe this growth is a testament to our strong and consistent performance over the past five years.

The record-breaking economic expansion continued in the second quarter with gross domestic product (GDP) growth exceeding expectations and powered by strong personal consumption numbers.4 In fact, consumer spending rose 4% in the second quarter, a level not seen since the fourth quarter of 2017.4 Additionally, corporate profits grew following declines in each of the previous two quarters.4 Within the labor market, the unemployment rate remained steady at 3.7%, albeit the pace of hiring has slowed in the latter half of 2019.5 Overall, the macroeconomic backdrop remains supportive, and we do not believe that a recession is imminent. However, as we have stated in previous writings, we do expect that the pace of the economic expansion will slow moving forward. We foresee two looming risks that threaten economic growth—trade wars and a misstep by the US Federal Reserve (Fed). Trade wars may have a significant impact on business-investment and hiring decisions as managers struggle to handicap the contagion effects that may materialize as a result of prolonged negotiations with key trade partners. For now, the consumer has shown signs of resilience despite the noise that trade wars have created in the market. FOMC action will also be a close focus of all market participants. Historically, monetary policy has been a leading cause of recessions. The further the economy moves through the economic expansion, the more fragile it becomes. The Fed’s ability to clearly telegraph future FOMC action will be almost as important as the actual decisions that are made as market participants dissect every word put forth for signs of economic weakness.

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

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ANNUAL REPORT 2019

Through the end of September, the Fund’s load-waived Class A shares returned 7.09% over the trailing one-year period, outperforming the S&P 500 (4.25%) but trailing the Bloomberg Barclays U.S. Aggregate Bond Index (10.30%).6 We were able to generate this strong performance through active management, with a focus on generating returns through investments in securities with strong fundamentals and, at times, dislocated pricing. Currently, we are invested across 29 different private securities, which represent $192 billion of gross asset value in 2,723 assets diversified across markets and managers.7 The industrial sector, driven by continued demand from e-commerce, outperformed the other major sectors during the third quarter of 2019.8 As we move deeper into the economic expansion our focus has turned to sectors that we believe will be most resilient during periods of volatility. For that reason, we are constructive on the multifamily sector as strong demographics and a paradigm shift toward renting, as opposed to homeownership, could drive demand for high-quality, well-located multifamily assets. In the publicly traded portion of our portfolio, real estate investment trusts (REITs) have exhibited strong performance year to date through September 30, 2019, significantly outperforming both stocks and bonds.9 We believe that REITs continue to be positioned well as investors continue to seek opportunities to generate yield in more defensive sectors. Since the start of 2019, the Fund’s allocation to public securities has been a strong contributor to overall returns.

Moving forward, we believe, as we have said in prior writings, that active management will lead to strong risk-adjusted returns. The ability to select securities that will stand the test of rising volatility is paramount to the success of managers in today’s environment. For that reason, we are focused on opportunities that are poised to grow earnings in a variety of economic growth scenarios. Further, we believe our ability to invest across both public and private markets and within different parts of the capital stack can provide a degree of insulation from market volatility. Since our inception, our investment strategy has generated strong risk-adjusted returns. The Fund’s Sharpe ratio of 2.85 is more than three times that of the S&P 500.10 Together with our experienced Sub-Advisers, we will continue to work to create value for our shareholders.

Griffin Institutional Access Real Estate Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
ANNUAL REPORT 2019

On behalf of the entire Griffin Capital Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager and Founding Partner, Griffin Institutional Access Real Estate Fund

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ANNUAL REPORT 2019

PRIVATE FUND DIVERSIFICATION (UNAUDITED)

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. To achieve this goal the Fund diversifies its holdings by property type, geography and fund managers.

Overall Portfolio Allocation	Sector Diversification

Geographic Diversification

Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Sector Diversification and Geographic Diversification charts represent the private fund diversification as of 10/1/19 and are expressed as a percentage of the 69.59% of the portfolio allocated to private fund holdings. Underlying data for private funds as of June 30, 2019.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
ANNUAL REPORT 2019

PRIVATE FUND ALLOCATION (UNAUDITED)

Holdings are subject to change without notice.

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ANNUAL REPORT 2019

PRIVATE FUND SUMMARIES (UNAUDITED)

AEW Core Property Trust is an open-end core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasis on income, liquidity and strong long-term fundamentals. AEW Core Property Trust uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.
American Core Realty Fund is a diversified open-end commingled fund that invests primarily in high quality core income-producing office, industrial, retail, and multifamily properties. The American Core Realty Fund focuses its investment activity throughout the United States in major metropolitan markets that are innovation hubs containing high concentrations of our nation’s globally competitive industries and that benefit from highly educated/professional human capital.
ARES Real Estate Enhanced Income Fund’s principal objective is to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.
Barings Core Property Fund[14] is a U.S. open-end, diversified core fund that focuses on the four traditional property types and hotels. The Barings Core Property Fund is managed with an emphasis on research, targeting “barrier” markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.
BentallGreenOak’s BGO Diversified US Property Fund (“BGO Diversified”)[11] is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.
BlackRock U.S. Core Property Fund[12] is a diversified core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The BlackRock U.S. Core Property Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional collateral commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
Clarion Gables Multifamily Trust, L.P. provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
GWL U.S. Property Fund[13] is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. GWL U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.

Holdings are subject to change without notice.

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ANNUAL REPORT 2019

Hancock U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Hancock U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.
Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.
MetLife Commercial Mortgage Income Fund is a perpetual life, open-end, commercial mortgage debt fund that consists of commercial mortgage loans. MetLife Commercial Mortgage Income Fund seeks to provide consistent current income, attractive risk-adjusted returns and preservation of principal. MetLife Commercial Mortgage Income Fund seeks to achieve its investment objective by creating a portfolio of institutional-quality loans originated by MetLife Investment Management Real Estate’s existing platform, using its investment underwriting guidelines and risk management processes and policies and anticipates being broadly diversified by property type, geography, borrower and loan type.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
PGIM Real Estate U.S. Debt Fund is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. PGIM Real Estate U.S. Debt Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the index – heavily overweight to industrial assets and the West.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.
TCM CRE Credit Fund LP intends to focus primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. Trawler Capital Management Commercial Real Estate Credit Fund will focus on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.
UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.
USAA U.S. Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.

Holdings are subject to change without notice.

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ANNUAL REPORT 2019

FUND SUB-ADVISERS (UNAUDITED)

Aon Hewitt Investment Consulting

The Fund’s Private Allocation Sub-Adviser, Aon Hewitt Investment Consulting, Inc., an Aon Company, provides investment consulting services to over 480 clients in the United States with total client assets worldwide of over $3.1 trillion (as of June 30, 2018) with $2.2 trillion in the U.S. (as of March 31, 2019). Over 300 investment consulting professionals in the U.S. advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund’s Public Allocation Sub-Adviser, CenterSquare Investment Management LLC (“CenterSquare”), is focused exclusively on real estate and structured to provide attractive investment performance to institutional real estate investors. CenterSquare’s team of REIT experts have been a trusted advisor to endowments, pension plans and corporate clients. The firm manages approximately $12.6 billion across a variety of real estate strategies as of September 30, 2019.

Griffin Capital Advisor, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

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GLOSSARY (UNAUDITED)

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

MSCI US REIT Index: A free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

MSCI/PREA U.S. Property Fund Index: Tracks the performance of open-end real estate funds on a quarterly basis, including core and value-add strategies as well as diversified and specialized funds.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Small Cap Market that trades emerging growth companies.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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ANNUAL REPORT 2019

IMPORTANT DISCLOSURES (UNAUDITED)

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived Class A share do not pay a front-end sales charge/load.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment. You should carefully consider which class of shares to purchase.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Advisor, LLC and Griffin Capital Securities, LLC do not accept any liability for losses either direct or consequential caused by the use of this information.

This annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program. There is no guarantee that the investment strategies will work under all market conditions.

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The inception date of the Fund’s Class A shares was 6/30/2014. As of September 30, 2019, the Fund’s load-waived Class A shares returned 7.17% (annualized) since inception and had a one year return of 7.09% (source: Morningstar Direct). The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital. com for current performance. As per the Fund’s prospectus dated September 30, 2019, the total expense ratio after fee waiver, reimbursement and recoupment is 1.97% for Class A. Per the Fund’s prospectus dated September 30, 2019, the total expense ratio is 2.72% for Class C, 1.72% for Class I, 2.22% for Class L and 2.47% for Class M. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.16%, and 2.41% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class L, and Class M shares, respectively (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until February 1, 2020, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. The Fund’s return does not reflect the deduction of all fees, and, if the Fund return reflected the deduction of such fees, the performance would be lower.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

During the fiscal year ending September 30, 2019, the Fund paid distributions of $171,577,710 to its investors, consisting of distributions of $70,169,428 paid in cash and $101,408,282 that was reinvested through the Fund’s distribution reinvestment program.

During that period, the Fund received cash from dividends and distributions from the Fund’s underlying investments totaling $107,526,924 and from realized gains on its investments totaling $79,653,592 and paid cash fees and expenses of $65,638,034.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	13
ANNUAL REPORT 2019

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution includes a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www.griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund’s most recent annualized distribution rate as of September 30, 2019 was 5.22%. Distributions paid may exceed and, from time to time, have exceeded the Fund’s total return less fees and expenses of the Fund during some periods due to changes in market conditions affecting components of the Fund’s total return, including unrealized appreciation. Please reference the performance table below to view the Fund’s historical returns. Additionally, the Fund’s performance can always be found on the Griffin Capital website (www.griffincapital.com). The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1

14	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
ANNUAL REPORT 2019

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	15
ANNUAL REPORT 2019

ENDNOTES

1.	Data source: Morningstar Direct for the period of 6/30/14 – 9/30/19. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 10.
2.	Benchmark: S&P 500.
3.	Source: Morningstar Direct for the period of 1/1/19 - 9/30/19. Performance reflects the reinvestment of dividends and distributions.
4.	Source: “U.S. REACT: Consumer-Driven GDP Is Glimpse of What’s to Come,” Bloomberg Intelligence, 7/26/19.
5.	Data source: Bloomberg.
6.	Source: Morningstar Direct for the period of 10/1/18 - 9/30/19. Performance reflects the reinvestment of dividends and distributions.
7.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 10/1/19. Fund holdings are subject to change without notice.
8.	Source: MSCI/PREA U.S. Property Fund Index: Core Diversified Open-End Funds.
9.	Data source: Morningstar Direct for the period of 1/1/19 – 9/30/19. Over this period, the MSCI US REIT Index had a 26.82% return. The S&P 500 had a 20.55% return and the Bloomberg Barclays US Aggregate Bond Index had a 8.52% return. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance.
10.	Data source: Morningstar Direct for the period of 6/30/14 – 9/30/19. Since the Fund’s inception on 6/30/14, the Fund has a Sharpe ratio of 2.85; the S&P 500 recorded a Sharpe ratio of 0.81 over that period.
11.	Formerly known as MEPT Edgemoor.
12.	Formerly known as BlackRock Granite Property Fund.
13.	Formerly known as Guggenheim U.S. Property Fund.
14.	Formerly known as the Cornerstone Patriot Fund.

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance (for the periods ended September 30, 2019)
					Since	Inception
	6 Month	1 Year	3 Year	5 Year	Inception	Date
Griffin Institutional Access Real Estate Fund – A – Without Load	3.34%	7.05%	6.35%	7.03%	7.17%	6/30/14
Griffin Institutional Access Real Estate Fund – A – With Load*	-2.61%	0.90%	4.28%	5.77%	5.97%	6/30/14
Griffin Institutional Access Real Estate Fund – C – Without Load	2.93%	6.24%	5.56%	N/A	5.86%	8/7/15
Griffin Institutional Access Real Estate Fund – C – With Load**	1.93%	5.24%	5.56%	N/A	5.86%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	3.45%	7.30%	6.62%	N/A	6.91%	8/7/15
Griffin Institutional Access Real Estate Fund – M – NAV	3.08%	6.51%	N/A	N/A	6.34%	11/16/16
Griffin Institutional Access Real Estate Fund – L – Without Load	3.19%	6.77%	N/A	N/A	6.50%	4/24/17
Griffin Institutional Access Real Estate Fund – L – With Load***	-1.18%	2.25%	N/A	N/A	4.62%	4/24/17
S&P 500® Total Return Index	6.08%	4.25%	13.39%	10.84%	10.53%	6/30/14
Bloomberg Barclays U.S. Aggregate Bond Index	5.42%	10.30%	2.92%	3.38%	3.25%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index) is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The returns shown are net of applicable share class fees.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect at least until February 1, 2020, for Class A, Class C, Class I, Class L and Class M shares, unless and until the Board approves its modification or termination. Per the Fund’s most recent prospectus, the total expense ratio after fee waiver, reimbursement and recoupment is 1.97%, 2.72%, 1.72%, 2.47%, and 2.22% for Class A, Class C, Class I, Class M and Class L, respectively. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	64.42%
Publicly Traded Securities	13.26%
Exchange Traded Funds	4.83%
Mutual Fund	4.35%
Preferred Stocks	3.90%
Short Term Investment	8.22%
Other	1.02%
TOTALS	100.00%

Annual Report | September 30, 2019	17

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2019

		Value
Description	Shares	(Note 2)
REAL ESTATE INVESTMENT TRUSTS (77.68%)

Private Investment Funds (64.42%)*
AEW Core Property Trust (U.S.), Inc.	48,877	$50,734,740
American Core Realty Fund, L.P.	445	56,005,543
Ares Real Estate Enhanced Income Fund, L.P.	N/A	40,027,143
Barings Core Property Fund, L.P.	101,597	13,620,345
BGO Diversified US Property Fund, L.P.(a)	24,498	54,423,587
BlackRock US Core Property Fund	N/A	49,941,588
Brookfield Senior Mezzanine Real Estate Finance Fund	94,660	97,039,435
CBRE U.S. Core Partners, L.P.	74,863,082	108,055,299
Clarion Gables Multifamily Trust, L.P.	98,014	127,895,838
Clarion Lion Industrial Trust, L.P.	54,291	112,980,764
Clarion Lion Properties Fund, L.P.	155,932	239,275,249
Cortland Growth and Income Fund, L.P.	127,062	143,643,987
CrossHarbor Strategic Debt Fund, L.P.	N/A	88,943,289
GWL U.S. Property Fund, L.P.	N/A	33,238,856
Hancock U.S. Real Estate Fund, L.P.	74,633	97,743,236
Heitman America Real Estate Trust, L.P.	26,888	33,210,088
Heitman Core Real Estate Debt Income Trust	132,028	135,574,724
MetLife Commercial Mortgage Income Fund, L.P.	9,816	10,081,067
Morgan Stanley Prime Property Fund	12,908	247,112,911
Oaktree Real Estate Income Fund, L.P.	N/A	98,774,152
PGIM Real Estate US Debt Fund, L.P.	67,172	77,256,658
PRISA, L.P.	105,332	181,746,827
RREEF America REIT II, Inc.	248,080	31,416,409
Sentinel Real Estate Fund, L.P.	876	79,109,351
Stockbridge Smart Markets Fund, L.P.	42,892	67,731,883
TCM CRE Credit Fund, L.P.	77,195	77,337,577
UBS Trumbull Property Fund	1,982	21,095,945
USAA US Government Building Fund, LLC	N/A	71,979,038
		2,445,995,529

Publicly Traded Securities (13.26%)
Alexandria Real Estate Equities, Inc.	72,790	11,212,572
American Homes 4 Rent, Class A	235,208	6,089,535
American Tower Corp.	11,120	2,458,966
Americold Realty Trust	168,580	6,249,261
AvalonBay Communities, Inc.	85,020	18,307,357
Boston Properties, Inc.	57,770	7,490,458
Brandywine Realty Trust	265,520	4,022,628
Brixmor Property Group, Inc.	221,140	4,486,931
Camden Property Trust	45,960	5,102,020
CareTrust REIT, Inc.	160,300	3,767,851
Columbia Property Trust, Inc.	239,170	5,058,445
Cousins Properties, Inc.	75,990	2,856,464
CubeSmart	287,940	10,049,106
CyrusOne, Inc.	168,990	13,367,109
DiamondRock Hospitality Co.	246,270	2,524,267
Digital Realty Trust, Inc.	59,920	7,778,215
Duke Realty Corp.	138,488	4,704,437
Empire State Realty Trust, Inc., Class A	416,480	5,943,170
Equinix, Inc.	48,260	27,836,368
Equity Residential	331,213	28,570,433

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2019

		Value
Description	Shares	(Note 2)
Publicly Traded Securities (continued)
Essex Property Trust, Inc.	15,740	$5,141,471
Extra Space Storage, Inc.	93,730	10,949,539
Federal Realty Investment Trust	38,330	5,218,246
HCP, Inc.	676,850	24,116,166
Healthcare Trust of America, Inc., Class A	212,040	6,229,735
Host Hotels & Resorts, Inc.	451,070	7,799,000
Invitation Homes, Inc.	442,490	13,102,129
Iron Mountain, Inc.	306,640	9,932,070
JBG SMITH Properties	236,720	9,281,791
Kilroy Realty Corp.	135,910	10,586,030
Liberty Property Trust	138,480	7,108,178
Life Storage, Inc.	72,050	7,594,791
Macerich Co.	118,350	3,738,677
Mack-Cali Realty Corp.	168,140	3,641,912
MGM Growth Properties LLC, Class A	80,130	2,407,907
Mid-America Apartment Communities, Inc.	79,550	10,342,296
Omega Healthcare Investors, Inc.	170,320	7,117,673
Park Hotels & Resorts, Inc.	276,564	6,905,810
Pebblebrook Hotel Trust	63,020	1,753,216
Prologis, Inc.	379,960	32,380,191
Realty Income Corp.	234,480	17,979,926
Regency Centers Corp.	88,480	6,148,475
Retail Opportunity Investments Corp.	317,970	5,796,593
Retail Properties of America, Inc., Class A	628,510	7,743,243
Rexford Industrial Realty, Inc.	126,378	5,563,160
Simon Property Group, Inc.	107,610	16,749,497
STORE Capital Corp.	220,740	8,257,883
Sun Communities, Inc.	96,940	14,390,743
Sunstone Hotel Investors, Inc.	185,330	2,546,434
Taubman Centers, Inc.	67,740	2,765,824
Urban Edge Properties	130,820	2,588,928
Ventas, Inc.	310,180	22,652,445
VEREIT, Inc.	1,215,660	11,889,155
VICI Properties, Inc.	227,860	5,161,029
WP Carey, Inc.	110,940	9,929,130
		503,384,886
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $2,676,434,534)		2,949,380,415

EXCHANGE TRADED FUNDS (4.83%)
iShares® MBS ETF	847,060	91,736,598
Vanguard® Mortgage-Backed Securities ETF	1,723,870	91,813,316

TOTAL EXCHANGE TRADED FUNDS
(Cost $181,425,408)		183,549,914

MUTUAL FUND (4.35%)
Fidelity Advisor® Real Estate Income Fund, Class Z	13,170,909	165,294,909

TOTAL MUTUAL FUND
(Cost $160,140,218)		165,294,909

Annual Report | September 30, 2019	19

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2019

	Coupon		Value
Description	Rate	Shares	(Note 2)
PREFERRED STOCKS (3.90%)(b)
American Homes 4 Rent, Series D	6.50%	4,957	$134,335
American Homes 4 Rent, Series E	6.35%	66,000	1,754,940
American Homes 4 Rent, Series F	5.88%	87,508	2,321,587
American Homes 4 Rent, Series H	6.25%	163,362	4,252,313
Boston Properties, Inc., Series B	5.25%	74,500	1,871,440
Brookfield Property Partners L.P., Series A	6.50%	55,000	1,442,650
Brookfield Property REIT, Inc., Series A	6.38%	112,000	2,806,720
Digital Realty Trust, Inc., Series G	5.88%	90,000	2,266,200
Digital Realty Trust, Inc., Series J	5.25%	78,000	2,020,980
Digital Realty Trust, Inc., Series K	5.85%	186,153	5,027,992
EPR Properties, Series G	5.75%	159,141	4,129,709
Federal Realty Investment Trust, Series C	5.00%	150,000	3,789,000
Hersha Hospitality Trust, Series C	6.88%	91,000	2,315,040
Hersha Hospitality Trust, Series D	6.50%	104,000	2,574,000
Hersha Hospitality Trust, Series E	6.50%	77,000	1,955,800
Kimco Realty Corp., Series J	5.50%	106,000	2,673,320
Kimco Realty Corp., Series L	5.13%	9,859	256,235
Kimco Realty Corp., Series M	5.25%	55,000	1,421,750
National Retail Properties, Inc., Series E	5.70%	186,295	4,668,553
National Retail Properties, Inc., Series F	5.20%	100,000	2,583,000
National Storage Affiliates Trust, Series A	6.00%	142,409	3,786,655
Pebblebrook Hotel Trust, Series C	6.50%	45,000	1,162,800
Pebblebrook Hotel Trust, Series D	6.38%	12,500	335,125
Pebblebrook Hotel Trust, Series E	6.38%	145,086	3,648,913
Pebblebrook Hotel Trust, Series F	6.30%	158,000	4,006,880
PS Business Parks, Inc., Series U	5.75%	97,500	2,503,800
PS Business Parks, Inc., Series V	5.70%	45,000	1,158,750
PS Business Parks, Inc., Series W	5.20%	133,000	3,380,860
PS Business Parks, Inc., Series Y	5.20%	90,000	2,352,600
Public Storage, Series A	5.88%	42,344	1,072,150
Public Storage, Series D	4.95%	25,000	642,000
Public Storage, Series G	5.05%	25,000	649,250
Public Storage, Series H	5.60%	173,000	4,864,760
Public Storage, Series I	4.88%	29,000	761,540
Public Storage, Series U	5.63%	77,000	1,926,540
Public Storage, Series V	5.38%	115,000	2,899,150
Public Storage, Series W	5.20%	30,000	752,400
QTS Realty Trust, Inc., Series A	7.13%	100,000	2,651,000
Rexford Industrial Realty, Inc., Series A	5.88%	146,034	3,753,074
Rexford Industrial Realty, Inc., Series B	5.88%	50,398	1,290,189
Rexford Industrial Realty, Inc., Series C	5.63%	110,000	2,791,800
Saul Centers, Inc., Series C	6.88%	45,454	1,139,077
Saul Centers, Inc., Series D	6.13%	147,664	3,817,115
Saul Centers, Inc., Series E	6.00%	145,667	3,761,122
Seritage Growth Properties, Series A	7.00%	109,443	2,755,775
SITE Centers Corp., Series A	6.38%	106,305	2,865,983
SITE Centers Corp., Series J	6.50%	178,000	4,494,500
SITE Centers Corp., Series K	6.25%	36,000	942,120
Spirit Realty Capital, Inc., Series A	6.00%	145,100	3,797,267
Summit Hotel Properties, Inc., Series D	6.45%	8,246	216,828
Summit Hotel Properties, Inc., Series E	6.25%	201,000	5,378,760
Sunstone Hotel Investors, Inc., Series E	6.95%	60,000	1,655,400
Sunstone Hotel Investors, Inc., Series F	6.45%	27,955	716,487

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2019

	Coupon		Value
Description	Rate	Shares	(Note 2)
PREFERRED STOCKS (continued)
Taubman Centers, Inc., Series J	6.50%	83,962	$2,187,210
Taubman Centers, Inc., Series K	6.25%	70,000	1,808,100
Urstadt Biddle Properties, Inc., Series G	6.75%	55,756	1,416,202
Urstadt Biddle Properties, Inc., Series H	6.25%	35,000	953,750
Urstadt Biddle Properties, Inc., Series K	5.88%	79,300	1,982,500
VEREIT, Inc., Series F	6.70%	126,000	3,194,100
Vornado Realty Trust, Series K	5.70%	149,000	3,766,720
Vornado Realty Trust, Series L	5.40%	75,000	1,875,750
Vornado Realty Trust, Series M	5.25%	101,000	2,610,850

TOTAL PREFERRED STOCKS
(Cost $142,475,538)			147,991,416

	7-Day Yield
SHORT TERM INVESTMENT (8.22%)
Federated Treasury Obligations Fund, Class IS	1.82%	312,032,886	312,032,886

TOTAL SHORT TERM INVESTMENT
(Cost $312,032,886)			312,032,886

TOTAL INVESTMENTS (98.98%)
(Cost $3,472,508,584)			$3,758,249,540

Other Assets In Excess Of Liabilities (1.02%)			38,842,575
NET ASSETS (100.00%)			$3,797,092,115

(a)	Effective July 2, 2019 MEPT Edgemore, L.P. changed its names to BGO Diversified US Property Fund, L.P. in conjunction with Bentall Kennedy’s merger with GreenOak Real Estate. Other than this change, there were no other substantive changes to the fund or its management.
(b)	These securities have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Common Abbreviations:

ETF	- Exchange Traded Fund
LLC	- Limited Liability Company
L.P.	- Limited Partnerships
REIT	- Real Estate Investment Trust

Annual Report | September 30, 2019	21

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2019

*	Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2019
$50,734,740	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
56,005,543	American Core Realty Fund, L.P.	Quarterly	10	0
40,027,143	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	60,702,648
13,620,345	Barings Core Property Fund, L.P.	Quarterly	30	0
54,423,587	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
49,941,588	BlackRock US Core Property Fund	Quarterly	60	0
97,039,435	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	27,751,495
108,055,299	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
127,895,838	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
112,980,764	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
239,275,249	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
143,643,987	Cortland Growth and Income Fund, L.P.	Quarterly	90	45,000,000
88,943,289	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	12,000,000
33,238,856	GWL U.S. Property Fund, L.P.	Quarterly	90	0
97,743,236	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
33,210,088	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
135,574,724	Heitman Core Real Estate Debt Income Trust	Quarterly	90	25,000,000
10,081,067	MetLife Commercial Mortgage Income Fund, L.P.	Quarterly	90	0
247,112,911	Morgan Stanley Prime Property Fund	Quarterly	90	0
98,774,152	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
77,256,658	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	25,000,000
181,746,827	PRISA, L.P.	Quarterly	90	0
31,416,409	RREEF America REIT II, Inc.	Quarterly	45	0
79,109,351	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
67,731,883	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
77,337,577	TCM CRE Credit Fund, L.P.	Quarterly	90	13,850,000
21,095,945	UBS Trumbull Property Fund	Quarterly	60	0
71,979,038	USAA US Government Building Fund, LLC	Quarterly	60	0
$2,445,995,529				$209,304,143

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2019

ASSETS
Investments, at value (Cost $3,472,508,584)	$3,758,249,540
Cash	33,692,451
Dividend and interest receivable	21,019,232
Receivable for investments sold	20,878,786
Receivable for shares sold	9,232,644
Prepaid expenses and other assets	173,527
Total Assets	3,843,246,180
LIABILITIES
Payable for investments purchased	36,943,052
Investment advisory fees payable (Note 3)	4,551,180
Distribution fees payable (Note 3)	829,160
Transfer agency fees payable (Note 3)	326,141
Shareholder servicing fees payable (Note 3)	307,684
Administration fees payable (Note 3)	103,705
Legal fees payable	87,886
Lines of credit interest payable (Note 6)	64,583
Compliance service fees payable (Note 3)	30,873
Audit and tax fees payable	23,500
Custody fees payable	4,442
Trustees’ fees payable (Note 3)	4,388
Accrued expenses and other liabilities	2,877,471
Total Liabilities	46,154,065
NET ASSETS	$3,797,092,115
NET ASSETS CONSIST OF
Paid-in capital	$3,407,940,794
Total distributable earnings	389,151,321
NET ASSETS	$3,797,092,115
PRICING OF SHARES
Class A:
Net asset value	$27.36
Net assets	$879,401,439
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	32,142,589
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$29.03
Class C:
Net asset value and maximum offering price	$26.54
Net assets	$536,289,192
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,206,313
Class I:
Net asset value and maximum offering price	$27.65
Net assets	$1,473,476,525
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	53,290,893
Class M:
Net asset value and maximum offering price	$26.98
Net assets	$807,774,427
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	29,940,573
Class L:
Net asset value	$27.22
Net assets	$100,150,532
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,678,857
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$28.43

See Notes to Financial Statements.

Annual Report | September 30, 2019	23

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2019
INVESTMENT INCOME
Dividend and interest income	107,526,924
Total Investment Income	107,526,924

EXPENSES
Investment advisory fees (Note 3)	47,364,404
Administration fees (Note 3)	1,070,092
Transfer agency fees (Note 3)	1,178,401
Shareholder servicing fees (Note 3):
Class A	1,948,643
Class C	1,243,355
Class L	175,911
Distribution fees (Note 3):
Class C	3,730,064
Class M	4,309,592
Class L	176,324
Interest expense (Note 6)	1,716,679
Reports to shareholders and printing fees	842,608
Legal fees	553,858
Trustees’ fees (Note 3)	191,961
Insurance fees	167,534
State registration fees	166,656
Compliance service fees (Note 3)	125,551
SEC registration fees	57,490
Audit and tax fees	26,500
Custody fees	22,788
Other expenses	71,732
Total Expenses	65,140,143
Fees waived/expenses reimbursed by Adviser (Note 3)	(53,277)
Expense recoupment of previously waived fees (Note 3)	551,168
Net Expenses	65,638,034
Net Investment Income	41,888,890
Net realized gain on investments	78,286,013
Long-term capital gain distributions from other investment companies	1,367,579
Net change in unrealized appreciation on investments	91,476,780
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	171,130,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$213,019,262

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$41,888,890	$28,336,093
Net realized gain on investments and long-term capital gain distributions from other investment companies	79,653,592	11,126,483
Net change in unrealized appreciation on investments	91,476,780	99,575,298
Net Increase in Net Assets Resulting from Operations	213,019,262	139,037,874
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(15,373,656)	(5,037,625)
From return of capital	(26,980,045)	(30,404,087)
Class C
From distributable earnings	(9,788,370)	(3,392,197)
From return of capital	(16,602,295)	(20,473,275)
Class I
From distributable earnings	(23,840,687)	(6,215,713)
From return of capital	(42,745,732)	(37,514,323)
Class M
From distributable earnings	(11,233,577)	(2,028,005)
From return of capital	(20,995,723)	(12,239,827)
Class L
From distributable earnings	(1,367,810)	(247,820)
From return of capital	(2,649,815)	(1,495,695)
Total Distributions to Shareholders	(171,577,710)	(119,048,567)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	$270,553,434	$199,774,191
Distributions reinvested	22,856,649	20,061,998
Shares redeemed	(114,130,926)	(107,606,031)
Shares transferred out	(26,609,912)	(43,800,663)
Class C
Shares sold	107,960,714	80,918,179
Distributions reinvested	15,698,844	14,155,699
Shares redeemed	(56,584,257)	(69,672,473)
Shares transferred out	(5,262,571)	(1,341,871)
Class I
Shares sold	543,201,728	362,907,525
Distributions reinvested	33,972,598	23,585,133
Shares redeemed	(150,571,487)	(108,533,370)
Shares transferred in	34,268,747	46,165,081
Class M
Shares sold	386,076,614	277,294,524
Distributions reinvested	26,083,890	11,829,030
Shares redeemed	(10,726,840)	(4,533,021)
Shares transferred out	(931,992)	(245,332)
Class L
Shares sold	56,223,422	32,893,891
Distributions reinvested	2,796,301	1,162,174
Shares redeemed	(3,958,347)	(1,472,707)
Shares transferred out	(1,464,272)	(777,215)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	1,129,452,337	732,764,742
Net increase in net assets	1,170,893,889	752,754,049

See Notes to Financial Statements.

Annual Report | September 30, 2019	25

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET ASSETS:
Beginning of year	2,626,198,226	1,873,444,177
End of year	$3,797,092,115	$2,626,198,226
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	26,532,652	23,993,905
Shares sold	9,937,145	7,438,877
Distributions reinvested	844,017	751,778
Shares redeemed	(4,197,046)	(4,016,984)
Shares transferred out	(974,179)	(1,634,924)
Net increase in shares outstanding	5,609,937	2,538,747
Ending shares	32,142,589	26,532,652
Class C
Beginning shares	17,875,089	16,965,585
Shares sold	4,069,997	3,072,264
Distributions reinvested	595,897	541,187
Shares redeemed	(2,136,675)	(2,652,957)
Shares transferred out	(197,995)	(50,990)
Net increase in shares outstanding	2,331,224	909,504
Ending shares	20,206,313	17,875,089
Class I
Beginning shares	36,533,117	24,552,452
Shares sold	19,754,093	13,418,915
Distributions reinvested	1,242,119	877,058
Shares redeemed	(5,481,351)	(4,025,849)
Shares transferred in	1,242,915	1,710,541
Net increase in shares outstanding	16,757,776	11,980,665
Ending shares	53,290,893	36,533,117
Class M
Beginning shares	15,075,805	4,409,450
Shares sold	14,324,122	10,399,098
Distributions reinvested	973,903	445,985
Shares redeemed	(398,636)	(169,693)
Shares transferred out	(34,621)	(9,035)
Net increase in shares outstanding	14,864,768	10,666,355
Ending shares	29,940,573	15,075,805
Class L
Beginning shares	1,706,333	519,193
Shares sold	2,069,165	1,226,796
Distributions reinvested	103,529	43,581
Shares redeemed	(146,356)	(54,499)
Shares transferred out	(53,814)	(28,738)
Net increase in shares outstanding	1,972,524	1,187,140
Ending shares	3,678,857	1,706,333

See Notes to Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2019
Operating Activities:
Net increase in net assets resulting from operations	$213,019,262
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments	(1,422,784,686)
Proceeds from sale of investments	666,228,493
Net purchases of short-term investments	(312,032,886)
Net realized gain on investments	(78,286,013)
Long-term capital gain distributions from other investment companies	(1,367,579)
Net unrealized appreciation/(depreciation) on investments	(91,476,780)
Change in operating assets and liabilities:
Dividend and interest receivables	(4,119,761)
Prepaid expenses and other assets	(30,860)
Investment advisory fees payable	1,400,662
Distribution fees payable	293,912
Transfer agency fees payable	143,112
Shareholder servicing fees payable	(123,705)
Administration fees payable	26,522
Legal fees payable	32,745
Lines of credit interest payable	4,305
Compliance service fees payable	14,727
Audit and tax fees payable	3,000
Custody fees payable	(9,243)
Trustees’ fees payable	4,388
Accrued expenses and other liabilities	1,135,700
Net cash used in operating activities	(1,027,924,685)

Financing Activities:
Proceeds from sale of shares	1,364,984,687
Cost of shares redeemed	(335,971,857)
Distributions paid to common shareholders	(70,169,428)
Net cash provided by financing activities	958,843,402

Cash and cash equivalents, beginning of year	$102,773,734
Cash and cash equivalents, end of year	$33,692,451

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$101,408,282
Cash paid during the period for interest from bank borrowing:	$1,712,374

See Notes to Financial Statements.

Annual Report | September 30, 2019	27

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net asset value, beginning of year	$26.94	$26.65	$26.63	$25.97	$25.31

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.38	0.28	0.24	0.09
Net realized and unrealized gain	1.46	1.32	1.14	1.81	1.90
Total from investment operations	1.85	1.70	1.42	2.05	1.99

DISTRIBUTIONS:
From net investment income	–	–	–	(0.02)	–
From net realized gain on investments	(0.54)	(0.20)	(0.30)	(0.32)	(0.32)
Return of capital	(0.89)	(1.21)	(1.10)	(1.05)	(1.01)
Total distributions(b)	(1.43)	(1.41)	(1.40)	(1.39)	(1.33)

Net increase in net asset value	0.42	0.29	0.02	0.66	0.66
Net asset value, end of year	$27.36	$26.94	$26.65	$26.63	$25.97
TOTAL RETURN(c)	7.05%	6.54%	5.47%	8.07%	8.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$879,401	$714,880	$639,448	$510,251	$130,847
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.94%	2.11%	2.29%	2.41%	2.82%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.96%	2.11%	2.23%	2.23%	1.94%
Ratio of net investment income to average net assets(d)(e)	1.43%	1.41%	1.06%	0.92%	0.35%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.89%	1.91%	1.97%	2.09%	2.79%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.91%	1.91%	1.91%	1.91%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	1.50%	1.61%	1.31%	1.05%	0.38%
Portfolio turnover rate	22%	15%	11%	8%	29%

See Notes to Financial Statements.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Annual Report | September 30, 2019	29

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of year or period	$26.33	$26.24	$26.42	$25.95	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18	0.17	0.08	0.04	0.00	(c)
Net realized and unrealized gain	1.42	1.31	1.12	1.82	0.09
Total from investment operations	1.60	1.48	1.20	1.86	0.09

DISTRIBUTIONS:
From net investment income	–	–	–	(0.03)	–
From net realized gain on investments	(0.52)	(0.20)	(0.30)	(0.32)	–
Return of capital	(0.87)	(1.19)	(1.08)	(1.04)	(0.34)
Total distributions(d)	(1.39)	(1.39)	(1.38)	(1.39)	(0.34)

Net increase/(decrease) in net asset value	0.21	0.09	(0.18)	0.47	(0.25)
Net asset value, end of year or period	$26.54	$26.33	$26.24	$26.42	$25.95
TOTAL RETURN(e)	6.24%	5.76%	4.68%	7.30%	0.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (000s)	$536,289	$470,711	$445,191	$302,319	$13,547
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(f)	2.70%	2.86%	3.04%	3.18%	3.32	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (f)	2.72%	2.86%	2.98%	2.98%	2.69	%(g)
Ratio of net investment income to average net assets(f)(h)	0.68%	0.66%	0.30%	0.17%	0.00	%(g)(i)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(f)	2.64%	2.66%	2.72%	2.86%	3.29	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(f)	2.66%	2.66%	2.66%	2.66%	2.66	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	0.76%	0.86%	0.56%	0.29%	0.03	%(g)
Portfolio turnover rate(j)	22%	15%	11%	8%	29%

See Notes to Financial Statements.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

(a)	The Fund’s Class C shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(e)	Total returns are for the period indicated and have not been annualized for periods less than a year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Less than 0.005%.
(j)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2019	31

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of year or period	$27.16	$26.80	$26.71	$25.98	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.46	0.45	0.35	0.31	0.03
Net realized and unrealized gain	1.48	1.33	1.15	1.82	0.09
Total from investment operations	1.94	1.78	1.50	2.13	0.12

DISTRIBUTIONS:
From net investment income	–	–	–	(0.03)	–
From net realized gain on investments	(0.55)	(0.20)	(0.30)	(0.32)	–
Return of capital	(0.90)	(1.22)	(1.11)	(1.05)	(0.34)
Total distributions(c)	(1.45)	(1.42)	(1.41)	(1.40)	(0.34)

Net increase/(decrease) in net asset value	0.49	0.36	0.09	0.73	(0.22)
Net asset value, end of year or period	$27.65	$27.16	$26.80	$26.71	$25.98
TOTAL RETURN(d)	7.30%	6.81%	5.75%	8.35%	0.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (000s)	$1,473,477	$992,272	$657,954	$353,907	$74,095
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.70%	1.86%	2.04%	2.17%	2.20	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	1.71%	1.86%	1.97%	1.98%	1.69	%(f)
Ratio of net investment income to average net assets(e)(g)	1.69%	1.67%	1.31%	1.16%	0.71	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.65%	1.66%	1.73%	1.85%	2.17	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.66%	1.66%	1.66%	1.66%	1.66	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.76%	1.87%	1.55%	1.30%	0.74	%(f)
Portfolio turnover rate(h)	22%	15%	11%	8%	29%

See Notes to Financial Statements.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

(a)	The Fund’s Class I shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(d)	Total returns are for the period indicated and have not been annualized for periods less than a year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2019	33

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of year or period	$26.70	$26.54	$26.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.26	0.25	0.13
Net realized and unrealized gain	1.44	1.31	1.33
Total from investment operations	1.70	1.56	1.46

DISTRIBUTIONS:
From net realized gain on investments	(0.54)	(0.20)	(0.30)
Return of capital	(0.88)	(1.20)	(1.10)
Total distributions(c)	(1.42)	(1.40)	(1.40)

Net increase in net asset value	0.28	0.16	0.06
Net asset value, end of year or period	$26.98	$26.70	$26.54
TOTAL RETURN(d)	6.51%	6.03%	5.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period(000s)	$807,774	$402,482	$117,018
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.44%	2.58%	2.71	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.44%	2.59%	2.66	%(f)
Ratio of net investment income to average net assets(e)(g)	0.98%	0.94%	0.57	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.39%	2.41%	2.46	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.39%	2.41%	2.41	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.03%	1.14%	0.77	%(f)
Portfolio turnover rate(h)	22%	15%	11%

See Notes to Financial Statements.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

(a)	The Fund’s Class M shares commenced operations on November 17, 2016.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(d)	Total returns are for the period indicated and have not been annualized for periods less than a year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2019	35

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of year or period	$26.87	$26.64	$26.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.33	0.32	0.12
Net realized and unrealized gain	1.45	1.32	0.59
Total from investment operations	1.78	1.64	0.71

DISTRIBUTIONS:
From net realized gain on investments	(0.54)	(0.20)	(0.15)
Return of capital	(0.89)	(1.21)	(0.55)
Total distributions(c)	(1.43)	(1.41)	(0.70)

Net increase in net asset value	0.35	0.23	0.01
Net asset value, end of year or period	$27.22	$26.87	$26.64
TOTAL RETURN(d)	6.77%	6.30%	2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period(000s)	$100,151	$45,853	$13,833
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.19%	2.34%	2.44	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.19%	2.35%	2.39	%(f)
Ratio of net investment income to average net assets(e)(g)	1.23%	1.19%	1.05	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.14%	2.16%	2.21	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.14%	2.16%	2.16	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.28%	1.39%	1.23	%(f)
Portfolio turnover rate(h)	22%	15%	11%

See Notes to Financial Statements.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(d)	Total returns are for the period indicated and have not been annualized for periods less than a year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2019	37

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities of the Fund are valued at their current market values determined on the basis of readily available market quotations. Market quotations are obtained from independent pricing services approved by the Board of Trustees (the “Trustees”). If market quotations are not readily available, or if the available quotations are not believed to be reflective of market value, securities are valued at fair value in good faith pursuant to the procedures adopted by the Trustees. The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the valuation policy approved by the Trustees. Fair valuation procedures may be applied when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is unreliable. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as real estate investment trusts (“REIT”) for tax purposes. Further, the Private Investment Funds generally include private funds that invest in real estate assets (“Private Equity REITs”) and private funds that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The Private Investment Funds measure their investment assets at fair value and report a NAV on a calendar quarter basis. For non-calendar quarter-end days, the fair value of each Private Equity REIT is determined by adjusting the most recent NAV for each Private Equity REIT by the change in a proprietary index that the Board has deemed to be representative of the Private Equity REIT market. With regard to the Private Debt Funds, the Adviser will accrue income on a daily basis and update the NAV, generally on a quarterly basis, utilizing the NAVs issued by the Private Debt Funds. In the event that a NAV is not provided by a Private Investment Fund following the end of the quarter or if the Adviser becomes aware of developments warranting an update to a Private Investment Fund’s valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective net asset value each quarter. As of September 30, 2019, all of the Fund’s investments in Private Investment Funds were valued at their respective sponsored issued NAVs.

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2019, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of September 30, 2019:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,445,995,529
Publicly Traded Securities	503,384,886	–	–	503,384,886
Exchange Traded Funds	183,549,914	–	–	183,549,914
Mutual Fund	165,294,909	–	–	165,294,909
Preferred Stocks	147,991,416	–	–	147,991,416
Short Term Investment	312,032,886	–	–	312,032,886
Total	$1,312,254,011	$–	$–	$3,758,249,540

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments and Statement of Assets and Liabilities.

There were no transfers out of or into Level 3 during the year ended September 30, 2019.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Annual Report | September 30, 2019	39

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying REITS – Distributions made to the Fund by the underlying REITs in which the Fund invests may take several forms. Specifically, such distributions may be in the form of dividends, capital gains, and/or a return of capital.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of September 30, 2019, the Fund had total Unfunded Commitments in the amount of $209,304,143.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of September 30, 2019, the Fund had 90.76% of the value of its net assets invested within the real estate industry.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Other Investment Companies – The Fund may invest in securities of other investment companies, including Exchange-Traded Funds (“ETFs”) that invest principally, directly or indirectly, in real estate or real estate related securities. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

40	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

The Fund may invest cash balances in an open ended Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at the closing NAV. The Money Market Fund is not subject to FDIC insurance.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2019 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement shall continue in effect for successive twelve month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees and by the Adviser. Furthermore, the Expense Limitation Agreement may not be terminated by the Adviser, but may be terminated by the Board, on written notice to the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

During the year ended September 30, 2019, the fees waived/reimbursed and recoupment of previously waived fees under the Expense Limitation Agreement were as follows:

Fees (Waived)/Reimbursed By Advisor	Recoupment of Previously Waived Fees by Advisor
$(53,277)	$551,168

As of September 30, 2019, the balance of recoupable expenses for the Fund was as follows:

Expires September 30, 2020	Expires September 30, 2021	Expires September 30, 2022
$986,733	$287,015	$53,277

Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Hewitt Investment Consulting, Inc. and CenterSquare Investment Management LLC. (the “Sub-Advisers”). Under the terms of the sub-advisory agreements, the Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they have been allocated to manage.

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Annual Report | September 30, 2019	41

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

Transfer Agent

DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custodian

UMB Bank, n.a. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distributor

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the year ended September 30, 2019, Class C, Class M and Class L shares incurred distribution fees of $3,730,064, $4,309,592 and $176,324, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the year ended September 30, 2019, Class A, Class C and Class L shares incurred shareholder servicing fees of $1,948,643, $1,243,355 and $175,911, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Fund Counsel

Greenberg Traurig, LLP acts as legal counsel to the Fund.

Compliance Services

Ryan Del Giudice of Griffin Capital Company, LLC serves as the Chief Compliance Officer to the Fund. Separately, Cipperman Compliance Services, LLC provides various compliance services to the Fund pursuant to a consulting agreement between Cipperman Compliance Services, LLC and the Fund.

Officer and Trustee Compensation

Each “non-interested” Trustee receives $13,750 per quarter and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending meetings. Prior to April 1, 2019, each “non-interested” trustee received $12,500 per quarter and $500 per special telephonic meeting, as well as reimbursement for any reasonable expenses incurred attending the meetings. The chair of the Audit Committee receives an additional $10,000 annually. None of the executive officers receive or received compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2019 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$1,446,854,681	$667,554,391

42	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended September 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$(359,765)	$359,765

The tax character of distributions paid for the years ended September 30, 2019 and September 30, 2018 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2019	$571,809	$61,032,291	$109,973,610
2018	–	16,921,360	102,127,207

As of September 30, 2019 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
$–	$389,151,320	$389,151,320

As of September 30, 2019, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$405,886,906	$(16,735,586)	$389,151,320	$3,369,098,220

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

6. LINE OF CREDIT

The Fund has entered into secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Credit Suisse First Boston Ltd. (“Credit Suisse”) (collectively the “Banks”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at the 3 month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2019, the Fund incurred $145,151 of interest expense related to the BNP borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the year ended September 30, 2019 were $50,517,241 and 3.54%, respectively. The largest outstanding borrowing during the year ended September 30, 2019 relating to BNP was $103,000,000. As of September 30, 2019, the Fund had no outstanding borrowings relating to BNP.

Borrowings under the Credit Suisse arrangement bear interest at the 3 month LIBOR plus 235 basis points at the time of borrowing. During the year ended September 30, 2019, the Fund incurred $0 of interest expense related to the Credit Suisse borrowings and $1,571,528 of total unused fees which are included in the interest expense. As of September 30, 2019, the unused amount under the Credit Suisse arrangement incurred a fee equal to 77.5 basis points. Average borrowings and the average interest rate for the days the Credit Suisse line of credit was outstanding during the year ended September 30, 2019 were $0 and 0%, respectively. The largest outstanding borrowing during the year ended September 30, 2019 relating to Credit Suisse was $0. As of September 30, 2019, the Fund had no outstanding borrowings and $200,000,000 of unused maximum commitment relating to Credit Suisse. Under the terms of the Credit Agreement with Credit Suisse, the Fund may from time to time request increases in the maximum commitment subject to a maximum commitment cap of $350,000,000.

Annual Report | September 30, 2019	43

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2019

As of September 30, 2019, the Fund had no outstanding borrowings related to the lines of credit and, therefore, there were no securities pledged as collateral to the Banks. Public and private securities would have been pledged as collateral to the Banks had there been outstanding borrowings.

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the year ended September 30, 2019, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 28, 2018	December 28, 2018	March 29, 2019	June 27, 2019
Repurchase Request Deadline	November 6, 2018	February 6, 2019	May 7, 2019	August 6 , 2019
Repurchase Pricing Date	November 6, 2018	February 6, 2019	May 7, 2019	August 6, 2019
Amount Repurchased	$73,811,767	$93,230,487	$89,857,703	$79,071,900
Shares Repurchased	2,742,643	3,422,082	3,297,300	2,898,039

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on November 5, 2019 which resulted in 2,931,095 shares being repurchased for $80,127,007.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of

Griffin Institutional Access Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Griffin Institutional Access Real Estate Fund (the “Fund”), including the portfolio of investments, as of September 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Class A	For each of the years in the five-year period ended September 30, 2019
Class C	For each of the years in the four-year period ended September 30, 2019 and for the period from August 10, 2015 (commencement of operations) through September 30, 2015
Class I	For each of the years in the four-year period ended September 30, 2019 and for the period from August 10, 2015 (commencement of operations) through September 30, 2015
Class M	For each of the years in the two-year period ended September 30, 2019 and for the period from November 17, 2016 (commencement of operations) through September 30, 2017
Class L	For each of the years in the two-year period ended September 30, 2019 and for the period from April 25, 2017 (commencement of operations) through September 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, brokers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Griffin Institutional Access Real Estate Fund since 2014.

Philadelphia, Pennsylvania

November 26, 2019

Annual Report | September 30, 2019	45

Griffin Institutional Access Real Estate Fund	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Prior to August 29, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designates $61,032,291 as a long-term capital gain distribution for the year ended September 30, 2019.

46	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Renewal of Advisory Agreements

September 30, 2019 (Unaudited)

Trustees’ Consideration and Approval of Renewal of Advisory Agreements with Griffin Capital Advisor, LLC

Griffin Capital Advisor, LLC (the “Adviser”) supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 21, 2019 the Trustees approved the continuation of the Investment Advisory Agreement for a one-year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided by the Adviser; (iv) the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Adviser’s finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

The Independent Trustees were assisted by Counsel throughout the Investment Advisory Agreement review process. The Board relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.

The nature, extent, and quality of the services provided by the Adviser. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program, policies, and procedures; the financial condition of the Adviser; and the level of commitment to the Fund and the Adviser by the principals of the Adviser. The Trustees considered the responsibilities of the Adviser under the Investment Advisory Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective of generation of a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets, through pursuing strategic investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser continues its process of allocating between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board commended the Adviser’s robust investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Fund’s principal officers are personnel of the Adviser, and its affiliates serve the Fund without additional compensation. The Board noted that the depth of experience of the personnel of the Adviser continues to grow, as shown by the Adviser’s engagement of new accounting personnel. The Board recognized the attention given to the Adviser by other financial advisers in the real estate industry for their knowledge of private fund investments. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s strong positive performance since its inception. The Board acknowledged that the Fund outperformed the Barclays U.S. Aggregate Bond Index, and underperformed the S&P 500, since inception through April 30, 2019. The Board took note of the underperformance to the S&P 500 related general bull market that has occurred since that time. The Board also did note that the Fund had provided better risk-adjusted returns than the S&P 500 since inception. The Trustees further noted that the Fund outperformed its peers since inception through April 30, 2019. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

Annual Report | September 30, 2019	47

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Renewal of Advisory Agreements

September 30, 2019 (Unaudited)

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds, but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees, and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Trustees noted that some peer funds had variable components to their management fee, which might make the management fee higher than the Fund’s in certain circumstances. The Board considered that other peer funds also utilized less laborious strategies.

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement that limits the Fund’s annual operating expenses that was still in effect and that fund expenses have continued to exceed the limitation amount and, thus the Adviser has continued to waive some of its expenses. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund, and noted that the Adviser earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that the Adviser’s profitability was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders continue to benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Adviser begins receiving its full fee. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for the Fund.

Trustees Consideration and Approval of Continuation of Sub-Advisory Agreement with Aon Hewitt Investment Consulting, Inc.

Aon Hewitt Investment Consulting, Inc. (“Aon”) provides advisory services to the Fund by recommending private investment securities in which to invest to the Adviser pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 21, 2019, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by Aon; (ii) the investment performance of the Fund and Aon; (iii) the costs of the services provided by Aon; (iv) the profits to be realized by Aon and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors.

The nature, extent, and quality of the services provided by Aon. The Trustees evaluated Aon’s staffing, personnel, and methods of operating; the education and experience of Aon’s personnel; Aon’s compliance program, policies, and procedures; the financial condition of Aon; and the level of commitment to the Fund and Aon by the principals of Aon. The Trustees reviewed the balance sheet of Aon (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of Aon under the Investment Sub- Advisory Agreement and reviewed the services provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that Aon supports the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds. The Board also noted that Aon provides data and information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Trustees observed the fact that Aon had added significant experience and talent to its team through a recent acquisition. The Board noted the preliminary results of an examination of the firm and that the findings did not relate to the services provided to the Fund. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

48	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Renewal of Advisory Agreements

September 30, 2019 (Unaudited)

The investment performance of the Fund and Aon. The Trustees discussed the performance of the private investments portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with Aon’s performance and the data provided.

The costs of the services to be provided by Aon. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Aon in managing the Fund, including promotion of Aon’s name. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

The profits to be realized by Aon and its affiliates from the relationship with the Fund. The Trustees reviewed Aon’s profitability analysis in connection with its management of the Fund, and noted that Aon earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that Aon’s profitability was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Aon and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement with Aon.

Annual Report | September 30, 2019	49

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2019 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Age	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick Age: 45	Trustee Since 2014	Managing Director and Founder, Triloma Financial Group (private equity firm), 2013-2019; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-2014; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	2	Griffin Institutional Access Credit Fund, 2017-Present; Class of 1938 Foundation (nonprofit), 1996-present.
Robb Chapin Age: 57	Trustee Since 2014	Chief Executive Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013.	2	Griffin Institutional Access Credit Fund, 2017-Present; Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present.
Ira Cohen Age: 60	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	2	Griffin Institutional Access Credit Fund, 2017-Present; Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (5 portfolios), 2014-present.

50	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Age	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Kevin Shields Age: 61	President and Trustee Since 2014	Chairman and Chief Executive Officer, Griffin Capital Company, LLC; Chief Executive Officer, Griffin Capital Credit Advisor, LLC; Chairman and Chief Executive Officer, Griffin Capital Securities, LLC; President and Director, Griffin Capital BDC Corp.; Executive Chairman, and Chief Executive Officer, EA 1 and Executive Chairman, and Chief Executive Officer, Griffin Capital Essential Asset REIT, Inc.	2	President and Trustee, Griffin Institutional Access Credit Fund, 2017-Present; Chairman, Griffin Capital Company, LLC, 1995- present; Director, EA 1, 2008- 2019; Director, Griffin Capital Essential Asset REIT Inc., 2014 - 2019; Director, Griffin Capital BDC Corp., 2014-2017.
Joseph Miller Age: 56	Treasurer Since 2014	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC; Chief Financial Officer, Griffin Capital BDC Corp.; Treasurer, Griffin Institutional Access Credit Fund.	N/A	N/A
Randy Anderson Age: 51	Portfolio Manager, Secretary and Trustee Since 2014	Chief Economist, Griffin Capital Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin Capital BDC Corp.; Executive Vice President and Secretary, Griffin Institutional Access Credit Fund.	2	Trustee, Griffin Institutional Access Credit Fund, 2017-Present.
Ryan Del Giudice Age: 29	Chief Compliance Officer Since 2018	Chief Compliance Officer, Griffin Capital Advisor, LLC; Chief Compliance Officer, Griffin Capital Credit Advisor, LLC; Chief Compliance Officer, Griffin Institutional Access Credit Fund; Vice President, Cipperman Compliance Services, LLC; Manager, Cipperman Compliance Services, LLC.	N/A	N/A
Madeline Arment Age: 30	Assistant Treasurer Since 2019	Assistant Treasurer, Griffin Institutional Access Credit Fund; Fund Controller, ALPS Fund Services, Inc; Manager of Investment Operations, Shelton Capital Management; Tax Supervisor/Accountant, ALPS Fund Services, Inc.	N/A	N/A
Howard S. Hirsch Age: 53	Vice President and Assistant Secretary Since 2015	Chief Legal Officer, Vice President, Secretary and Assistant Secretary, EA 1; Chief Legal Officer and Secretary, Vice President, Griffin Capital Essential Asset REIT Inc.; Vice President and General Counsel – Securities, Griffin Capital Company, LLC; Vice President and Secretary, Griffin Capital BDC Corp.; Vice President, Griffin Capital BDC Advisor, LLC; Vice President and Assistant Secretary, Griffin Institutional Access Credit Fund.	N/A	N/A
Christopher Moore Age: 35	Assistant Secretary Since 2016	Vice President and Secretary, Boulder Growth and Income Fund; Secretary, RiverNorth Opportunities Fund; Assistant Secretary, Griffin Institutional Access Credit Fund; Assistant Secretary, RiverNorth Funds, RiverNorth Opportunistic Municipal Income Fund.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Real Estate Fund and the Griffin Institutional Access Credit Fund.

Annual Report | September 30, 2019	51

Griffin Institutional Access Real Estate Fund	Privacy Notice

September 30, 2019 (Unaudited)

NOTICE OF PRIVACY POLICY & PRACTICES

The Griffin Institutional Access Real Estate Fund (the “Fund”) is committed to maintaining the confidentiality, integrity, and security of your nonpublic personal information (“NPI”). When you provide personal information, the Fund believes that you should be aware of policies utilized to protect the confidentiality of that information. The Fund needs to share your NPI to conduct everyday business. The following information is intended to help you understand what NPI we collect, how we protect your NPI from unauthorized access and why the Fund may share your NPI with other affiliated and non-affiliated parties.

The Fund collects the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and
•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

How does the Fund protect your nonpublic personal information?

To protect your nonpublic personal information from unauthorized access and use, the Fund maintains physical, electronic and procedural safeguards that comply with applicable federal and state standards. These measures include computer safeguards and secured files and buildings.

What does the Fund do with your personal information?

The Fund does not permit use of your personal information for any joint marketing or non-business purpose. Further, the Fund does not permit the disclosure of your personal information to non-affiliated parties for marketing purposes. The Fund may, however, disclose your personal information to comply with regulatory requirements, court orders or other legal requirements.

Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated parties, except as permitted by applicable law or regulation and as described herein. The Fund may, for example, share NPI with personnel of the Fund’s investment adviser and affiliated broker-dealer which also serves as the Fund’s exclusive wholesale marketing agent. The Fund shares NPI with its affiliates for business purposes only in an effort to service your account(s) which includes, but is not limited to, assisting in processing your transactions, inquiring about your transactions and experience, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). The Fund’s affiliated parties that receive your NPI are required to protect your NPI, provide it only to personnel who need and use it solely for the purpose for which they received it. The Fund and its affiliated parties that receive your NPI maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Non-Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to non-affiliated third parties, except as permitted by applicable law or regulation and as described herein. The Fund may share NPI with non-affiliated service providers and their employees, including the Fund’s administrator, transfer agent, distributor, proxy solicitors and legal counsel, among others. The Fund shares NPI with its non-affiliated service providers to service your account(s) including, but not limited to, processing your transactions, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). These non-affiliated service providers are required to protect your NPI and use it solely for the purpose for which they received it. The non-affiliated service providers are required to maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

52	1.888.926.2688 | www.griffincapital.com

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA.

© 2019 Griffin Institutional Access Real Estate Fund. All rights reserved.

GFC000870 | 12.31.20

RE-IU50311W(1119)

Item 2. Code of Ethics.

(a)	The Griffin Institutional Access Real Estate Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as exhibit 13(A)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board’) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its Audit Committee.  The Board has designated Ira Cohen as the Fund’s audit committee financial expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s last two fiscal years ended September 30, 2018 and September 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,500 and $20,500, respectively.

(b)	Audit-Related Fees: For the Fund’s last two fiscal years ended September 30, 2018 and September 30, 2019, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)	Tax Fees: For the Fund’s last two fiscal years ended September 30, 2018 and September 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Fund’s last two fiscal years ended September 30, 2018 and September 30, 2019, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $0 and $0, respectively.

(e) (1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s Audit Committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the Fund.

(g)	For the Fund’s last two fiscal year ended September 30, 2018 and September 30, 2019, the aggregate non-audit fees for services rendered to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $3,000 and $3,000, respectively.

(h)	The Fund's Audit Committee has considered whether the provision of non-audit services to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of the Fund’s investment adviser and investment sub-adviser are attached hereto as exhibit EX 99.Item7.

 Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Randy I. Anderson Ph.D., CRE — Dr. Anderson serves as the Fund’s Portfolio Manager and Chairman of the Fund’s Board, positions he has held since the Fund’s formation. Dr Anderson is also the Chief Investment Officer of Griffin Capital Advisor, LLC (the “Adviser”), the Fund’s investment adviser, a position he has held since its inception in 2014. Dr. Anderson has also served as a member of the Investment Committee of the Adviser since its inception in 2014. Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital, a position he has held since joining Griffin Capital, in 2014. In addition, Dr. Anderson serves as President of Griffin Capital Asset Management Company, LLC, and has held such position since September 2015. Dr. Anderson is also the Chief Investment Officer and a Principal of Griffin Capital Credit Advisor, LLC, a position he has held since its inception in 2017. Dr. Anderson also serves as Chairman of the Board of Trustees of the Griffin Institutional Access Credit Fund, a position he has held since its formation.

Dr. Anderson has served as the Dean’s Adjunct Professor of Real Estate Capital Markets at Florida Atlantic University since 2019. From 2012-2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund, where he was the Portfolio Manager. Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate. While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors. In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm. From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors. Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature. Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities. Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.Dr. Anderson receives a fixed salary, retirement plan benefits, and distributions, if any, through his ownership share in the Adviser. Dr. Anderson is also entitled to receive a discretionary bonus, based upon, among other things, the performance of the Fund and Adviser.

Spencer Propper - Mr. Propper serves as the Fund’s Associate Portfolio Manager and as Vice President and a Principal of the Fund’s Adviser. Mr. Propper has served as a member of the Investment Committee of the Adviser since its inception in 2014. Mr. Propper is also the Vice President and a Principal of Griffin Capital Credit Advisor, LLC. Additionally, Mr. Propper serves as Managing Director of Griffin Capital. Mr. Propper joined Griffin Capital in 2014. Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Master of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Mr. Propper receives a fixed salary, retirement plan benefits, and distributions, if any, through his ownership share in the Adviser. Mr. Propper is also entitled to receive a discretionary bonus, based upon, among other things, the performance of the Fund and Adviser.

As of September 30, 2019, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$335,112,388	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other registered investment companies (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the Adviser receives from the Fund. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2019, Dr. Anderson and Mr. Propper did not have direct beneficial ownership in Fund shares. Dr. Anderson and Mr. Propper hold minority profit interests in Griffin Capital, LLC. Griffin Capital, LLC is the indirect parent company of Griffin Capital Vertical Partners, L.P., which owns shares in the Fund totaling more than $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as exhibit EX 99.13(A)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	Not applicable.

(a)(5)	The proxy voting policies and procedures of the Fund’s investment adviser and investment sub-adviser are attached hereto in response to Item 7 of Form N-CSR as exhibit EX 99.Item7.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	December 6, 2019

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	December 6, 2019